TIME WARNER TELECOM

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www.twtelecom.com | nasdaq: TWTC

Acquisition of Xspedius Communications
July 2006
Exhibit 99.2
Filed by Time Warner Telecom Inc. Pursuant to Rule 425
Under the Securities Act of 1933
Subject Company: Time Warner Telecom Inc.
Commission File No. of Subject Company: 0-30218

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Safe Harbor Statement
Statements made during today’s presentation may include certain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements, which include without limitation statements regarding anticipated revenue, cash flow, capital expenditures and expected integration costs and synergies related to the acquisition, the effects of the acquisition on the Company as well as the timing and expected completion of the transaction, are based on Company management’s current expectations and are subject to risks and uncertainties. These risks include, in addition to the risks summarized in the Company’s filings with the SEC, particularly the section entitled “Risk Factors” in its Annual Report on Form
10-K, the risks that the Company may not be able to achieve the anticipated revenue, cash flow, cost savings and other synergies and other benefits related to the acquisition, that capital expenditures and integration costs for the acquired business may exceed those projected, and that the acquisition may not be completed on the schedule contemplated or at all.
Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
Important Information and Where to Find It
In connection with the proposed transaction, Time Warner Telecom Inc. intends to file a registration statement and other materials with the Securities and Exchange Commission (the "SEC"). Security holders affected by the business combination transaction referenced in this press release are strongly advised to read, when they become available, the prospectus and related materials regarding the business combination transaction referenced in this press release, as well as any amendments and supplements to those documents because they will contain important information.
Investors will be able to obtain free copies of the registration statement and other materials, when they become available, as well as other filings containing information about Time Warner Telecom and the transaction, without charge, at the SEC's website at http://www.sec.gov. These documents may also be obtained for free from Time Warner
Telecom by directing a
request to Time Warner Telecom, 10475 Park Meadows Drive, Littleton, Colorado  80124, Attention: Investor Relations.
Comments and discussions related to financial performance and trends are based on the information from Time
Warner Telecom’s first quarter 2006 earnings call and press release.  Please see our Q1 2006 earnings release at
www.twtelecom.com

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3 Time Warner Telecom Strategic Overview

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A valuable acquisition
Accelerates growth
- Adding next generation services
- Reaching more customer locations
Accelerates growth
- Adding next generation services
- Reaching more customer locations
Expanded efficiencies
- Leveraging operating structures
- Optimizing network costs
Expanded efficiencies
- Leveraging operating structures
- Optimizing network costs
Levered Free Cash Flow
Positive Today
Levered Free Cash Flow
Positive Today
Expanded footprint & scale
- Adds 31 new markets
- Expands 12 existing markets
Expanded footprint & scale
- Adds 31 new markets
- Expands 12 existing markets
Complementary Assets
Ability to Leverage Assets
Operating Synergies
Value Added Acquisition
…
A business we know; a market we lead

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Building on a strong foundation …
TWTC – leveraging its core strengths
Cash Flow
Positive
(1)
Cash Flow
Positive
(1)
Product
Leadership
Product
Leadership
17%
Enterprise
Growth (2)
17%
Enterprise
Growth (2)
Nationwide
Footprint
Nationwide
Footprint
Impressive
Enterprise
Customers
Impressive
Enterprise
Customers
Industry
Leading
Margins
(1) For the quarter ended March 31, 2006,
(2) For the quarter ended March 31 2006 compared to the same period in in 2005

Strategic Overview
• Accelerates TWTC growth trajectory
– Enhances impressive existing organic growth
• Leveraging TWTC complex products
– Ability to scale Xspedius' business with TWTC product
leadership
• Leveraging Xspedius market locations
– Serves pent up TWTC customer demand
to reach additional locations
• Growing Enterprise Opportunity
– Reduces time to market for TWTC to capture growing
enterprise market opportunities
• Purchasing Xspedius at optimum maturity
– Leveraging Xspedius' operating inflection point
– Expected to further accelerate TWTC’s growth

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Seattle
Spokane
Portland/Vancouver
Boise
Minneapolis
Albany
Rochester
Milwaukee
Binghamton
New York
Northern New Jersey
Denver
National Operations Center
Chicago
Sacramento
San Francisco
Oakland
Columbus
Dayton
Washington DC
Baltimore
Fresno
Kansas City
Colorado Springs
Cincinnati
San Luis Obispo
Bakersfield
Indianapolis
St. Louis
National Operations Center
Louisville
Lexington
Las Vegas
Winston-Salem / Greensboro
Santa Barbara
Nashville
Charlotte
Raleigh
Los Angeles
Tulsa
Little Rock
Memphis
Amarillo
Chattanooga
Fayetteville
Orange County
Phoenix
Greenville
Spartanburg
Albuquerque
Columbia
Birmingham
Atlanta
San Diego
Shreveport
Charleston
Ft. Worth
Jackson
Columbus
Tucson
Dallas
Baton Rouge
Montgomery
Jacksonville
El Paso
Lake Charles
Austin
Mobile
Orlando
Lafayette
New Orleans
San Antonio
Houston
Tampa
Honolulu
Ft. Lauderdale
Miami
Corpus Christi
Legend
Time Warner Telecom Market
Xspedius Market
Time Warner Telecom IP Network
Xspedius IP Network

7 Extensive Combined Operations

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Combined Network Reach
• Provides 31 new markets
• Enhances Existing Market Density
• Provides dual NOC capabilities
Xspedius
2,800
43
32,565 20,384 12,181 Customers
75 44 Markets
6,975 790 6,185 On-net Buildings
7,015 -0 7,015 Regional Route Miles
16,713 13,913 Local Route Miles
Proforma
Combined TWTC Statistics
(1)
(1) As of March 31, 2006
(2) Includes 12 overlapping markets with existing TWTC markets
2

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Complementary Network Assets
• Local fiber network of
nearly 3,000 route miles
– With very high fiber counts
• Extending into markets our
customers want us to be in
– Expanded footprint covers
over 60% of U.S. businesses
• Opening up opportunities
to serve
– 31 new markets
– Increases access to
businesses within 1 mile of
our network by over 20%
Mid-Atlantic
-Baltimore
-Washington DC
-Louisville
Florida
-Miami
-Jacksonville
-Ft. Lauderdale
Southeast
-Nashville        -Louisville
-New Orleans   - Little Rock
-Birmingham
West
-Las Vegas          - El Paso
-Kansas City         -Tulsa
-Ft. Worth

A Valuable Acquisition
• TWTC -- strong operational performance track record
• TWTC -- requisite experience and knowledge
• Xspedius -- valuable assets, increased scale & density
• Combined Operations -- strong synergies
• Expanded footprint fueling enterprise growth
. . . The right acquisition and the right time!

11 Time Warner Telecom Financial Overview

Financial Overview
•
Xspedius is Levered Free Cash Flow Positive today
• Projected Financial Highlights for Xspedius'
stand alone 2007 operations
(1)(2)
- Revenue of $230 to $250 million
- Modified EBITDA of $40 to $50 million
- Unlevered Free Cash Flow of $20 to $25 million
• Synergies and Integration
- Annualized synergies of $40 to $50 million within 12-18 mo.
- One time integration costs of $40 to $50 million over 12-18
mo.
• TWTC continues strong liquidity
(1) Before synergies and integration costs
(2) Expected first full year of operations post acquisition

Deal Structure
• $531.5 million total consideration
- $212.5 million Cash consideration
- $319.0 million Equity consideration
- 20% Collar for stock performance
- No debt assumption
• Expected to close within 6 months
• Subject to normal regulatory approvals

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Funding of the Transaction
Funding of Transaction
$102.5   Cash on Hand
110.0   Debt
$212.5   Cash
319.0   Equity – Class A common
$531.5   Total Consideration
$ in millions
Pro-forma Ownership
• Xspedius 15% economic interest
Valuation Adjustment Mechanism
• Collar
- 20 day average share price before closing vs. $14.57
- plus or minus 20% from average share price
- if stock increases              fewer shares
- if stock decreases             more cash/stock

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TWTC Debt & Liquidity
• Utilizing $111 million of cash
-- includes acquisition and fees
•
New Debt of $110 million
• Ongoing strong liquidity
Before Acquisition
(1)
After Acquisition (1)
•
Cash, equivalents, &
short-term investments   $   322
•
Total debt $1,224
•
Cash, equivalents, &
short-term investments   $   211
•
Total debt $1,334
(1) Debt and cash as of March 31, 2006 proforma for $420 million of debt redemption effective May 1, 2006
$ in millions

Operating Synergies
• Expected cost synergies, driven by
– Consolidation of headquarters & network management
functions
– Lower network operating costs
– Reduced overhead in overlapping areas
• Potential revenue opportunities, driven by
– Expanded metro-network footprint and increased densities
– Extending TWTC footprint to expand business
– Leveraging TWTC’s products into new markets

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Enterprise-Focused Revenue
(1)
2%
5%
35%
58%
(1) Revenue for the three months ended March 31, 2006.
((2) Related parties include Time Warner Inc. and the Advance/Newhouse parties.
Intercarrier
Compensation
Enterprises
Carrier
Related
Parties
TWTC Xspedius
7%
28%
65%
Carrier
Intercarrier
Compensation
Enterprises
(2)

Financial Summary
•
Xspedius is Levered Free Cash Flow Positive today
• Valuable Assets, strong synergies
• Provides upside opportunity for TWTC revenue
-- serves strong demand of multi-location customers
• TWTC continues strong liquidity position

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www.twtelecom.com | nasdaq: TWTC

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